Earnings Per Share	12 Months Ended
Dec. 31, 2017
Earnings Per Share [Abstract]
Earnings Per Share Text Block
EARNINGS PER SHARE

(dollars in millions, except per share amounts; shares in millions)	2017	2016	2015
Net income attributable to common shareowners:
Net income from continuing operations	$4,552	$5,065	$3,996
Net (loss) income from discontinued operations	—	(10)	3,612
Net income attributable to common shareowners	$4,552	$5,055	$7,608
Basic weighted average number of shares outstanding	790.0	818.2	872.7
Stock awards	9.1	7.9	10.5
Diluted weighted average number of shares outstanding	799.1	826.1	883.2
Earnings Per Share of Common Stock—Basic:
Net income from continuing operations	$5.76	$6.19	$4.58
Net (loss) income from discontinued operations	—	(0.01)	4.14
Net income attributable to common shareowners	5.76	6.18	8.72
Earnings Per Share of Common Stock—Diluted:
Net income from continuing operations	$5.70	$6.13	$4.53
Net (loss) income from discontinued operations	—	(0.01)	4.09
Net income attributable to common shareowners	5.70	6.12	8.61

The computation of diluted earnings per share excludes the effect of the potential exercise of stock awards, including stock appreciation rights and stock options, when the average market price of the common stock is lower than the exercise price of the related stock awards during the period. These outstanding stock awards are not included in the computation of diluted earnings per share because the effect would have been anti-dilutive. For 2017, 2016 and 2015, there were 5.9 million, 14.5 million and 9.7 million anti-dilutive stock awards excluded from the computation, respectively.